EXHIBIT 99.10

Program: Washington Mutual Mortgage Securities Corp. sponsor of prior securitized pools of adjustable rate residential mortgage loans which negatively amortize to the MTA or LIBOR index  (non-traditional or "alternative A" underwriting standards) for which it or WaMu Acceptance Corp. acted as depositor in a registered transaction

Selected Summary Cut-Off Date Information by Transaction (designations keyed to symbols published by Bloomberg L.P.)

Series Designation for Prior Securitied Pools:	WMALT 06-AR8		WMALT 06-AR7		WMALT 06-AR6		WMALT 06-AR5		WMALT 06-AR04		WMALT 06-AR03		WMALT 06-AR2		WMALT 06-AR1		WMALT 05-AR1
Mortgage Loan Characteristics as of Pool Settlement Date (1):	09/26/2006		08/29/2006		07/27/2006		06/28/2006		05/30/2006		04/26/2006		03/28/2006		01/27/2006		11/29/2005

Number of Mortgage Loans	2,940		2,229		2,061		3,289		2,794		1,956		2,353		1,639		1,123
Aggregate Principal Balance	$1,075,130,493.05		$945,493,399.10		$875,099,554.47		$1,220,962,464.99		$983,553,610.29		$800,050,629.09		$925,491,847.74		$735,107,026.26		$447,013,954.22
Approximate Weighted Average Mortgage Interest Rate	7.93%		6.84%		6.62%		6.91%		6.98%		6.85%		6.32%		5.66%		5.71%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Range Mortgage Interest Rates:	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
0.000 - 2.000%	88	3.92%	264	15.59%	315	17.04%	226	8.85%	127	5.74%	93	5.70%	240	10.68%	222	15.42%	106	10.96%
2.001 - 3.000%	6	0.39%	40	1.30%	18	0.77%	19	0.46%	20	0.64%	8	0.27%	14	0.50%	15	1.43%	1	0.14%
3.001 - 4.000%	13	0.25%	21	0.63%	1	0.03%	11	0.41%	7	0.17%	0	0.00%	1	0.02%	2	0.08%	2	0.14%
4.001 - 5.000%	4	0.16%	3	0.04%	0	0.00%	20	0.62%	1	0.02%	0	0.00%	1	0.07%	2	0.17%	3	0.57%
5.001 - 6.000%	1	0.03%	0	0.00%	2	0.21%	7	0.21%	6	0.28%	14	0.59%	28	1.31%	116	8.26%	305	28.25%
6.001 - 7.000%	24	0.91%	60	2.88%	106	4.88%	291	9.93%	488	19.15%	545	30.67%	1,075	46.43%	1,217	71.44%	684	58.74%
7.001 - 8.000%	935	32.08%	1,158	48.87%	1,263	59.57%	2,502	72.45%	2,048	70.69%	1,243	60.72%	974	40.34%	64	3.13%	22	1.21%
8.001 - 9.000%	1,645	54.36%	593	26.54%	271	13.32%	174	5.49%	80	2.65%	41	1.48%	15	0.44%	1	0.06%	0	0.00%
9.001 or Greater%	224	7.89%	90	4.16%	85	4.18%	39	1.57%	17	0.67%	12	0.57%	5	0.21%	0	0.00%	0	0.00%

Approximate Weighted Average Original Term (in months)	373.6		367.18		371.74		370.35		374.83		371.17		374.82		360		360
Approximate Weighted Average Remaining Term (in months)	371.91		365.78		370.24		368.3		373.22		369.09		372.84		357.78		358.33
Approximate Weighted Average Loan-To-Value Ratio	78.34%		74.37%		74.19%		76.03%		73.71%		74.92%		74.09%		75.31%		75.15%
Approximate Weighted Average Credit Score (2)	699.77		705.61		711.61		707.58		704.41		708.55		708.97		707.63		708.38
Minimum Credit Score (2)	608		585		620		590		518		589		619		619		619
Maximum Credit Score (2)	817		819		819		821		820		824		815		817		817

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Property Type	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Single Family Residence	1,873	64.58%	1,432	65.50%	1,351	66.49%	2,088	65.43%	1,784	64.36%	1,344	69.28%	1,513	65.84%	1,051	64.84%	702	63.26%
Duplex	89	2.92%	56	2.63%	69	3.06%	85	2.57%	114	4.13%	78	3.55%	63	2.85%	43	2.76%	42	3.55%
Triplex	18	0.77%	23	1.21%	10	0.40%	30	0.96%	25	1.21%	18	0.97%	20	0.78%	8	0.48%	9	0.87%
Fourplex	11	0.58%	34	1.88%	19	1.11%	28	0.98%	41	1.99%	23	1.49%	21	0.98%	12	0.89%	5	0.49%
Townhouse	14	0.31%	3	0.13%	5	0.29%	8	0.19%	7	0.18%	8	0.38%	130	5.31%	2	0.04%	4	0.33%
Low Rise Condominium - 1-3 Stories	328	8.57%	225	7.37%	172	6.70%	342	7.42%	298	9.32%	133	4.92%	194	6.00%	160	7.90%	103	7.02%
Planned Unit Development	576	21.38%	435	20.24%	415	21.14%	641	20.38%	505	18.14%	313	17.09%	397	17.51%	348	21.92%	243	23.27%
Housing Cooperative	0	0.00%	0	0.00%	0	0.00%	1	0.01%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Other	31	0.91%	21	1.04%	20	0.82%	66	2.06%	20	0.66%	39	2.32%	15	0.72%	15	1.17%	15	1.22%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Loan Purpose	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Purchase/Construction To Perm	896	28.49%	640	27.80%	545	25.48%	993	28.91%	798	29.35%	481	23.44%	580	24.92%	626	40.32%	330	29.69%
Rate/Term Refinance	576	20.62%	423	20.99%	415	21.38%	581	19.73%	517	19.30%	342	18.87%	306	13.51%	200	12.03%	132	12.30%
Cash Out Refinance	1,468	50.89%	1,166	51.21%	1,101	53.14%	1,715	51.36%	1,479	51.35%	1,133	57.69%	1,467	61.58%	813	47.65%	661	58.01%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%

	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate	Number of Mortage	Percentage of Aggregate
Geographic Concentration (3)	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance	Loans	Pool Balance
Alabama	5	0.11%	3	0.06%	0	0.00%	5	0.11%	2	0.04%	5	0.12%	0	0.00%	0	0.00%	0	0.00%
Alaska	1	0.01%	1	0.04%	5	0.13%	3	0.05%	0	0.00%	1	0.08%	1	0.04%	0	0.00%	0	0.00%
Arizona	158	4.21%	118	4.11%	123	4.41%	192	4.93%	151	4.07%	109	4.47%	144	4.45%	74	3.21%	66	3.89%
Arkansas	3	0.05%	1	0.02%	2	0.06%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
California	1,372	56.90%	1,265	64.83%	1,235	68.12%	1,520	57.01%	1,463	62.50%	1,075	63.18%	1,586	74.77%	1,040	68.08%	739	73.60%
Colorado	34	1.11%	19	0.74%	18	0.85%	34	0.96%	35	1.21%	19	0.70%	21	0.60%	36	1.38%	17	1.03%
Connecticut	13	0.46%	7	0.26%	11	0.55%	18	0.69%	19	0.64%	8	0.29%	8	0.15%	8	0.45%	3	0.13%
Delaware	2	0.07%	0	0.00%	1	0.03%	3	0.06%	1	0.01%	3	0.10%	2	0.04%	1	0.10%	0	0.00%
District Of Columbia	5	0.20%	2	0.15%	1	0.34%	0	0.00%	6	0.27%	1	0.03%	3	0.15%	0	0.00%	0	0.00%
Florida	434	10.99%	229	8.01%	126	5.12%	644	14.45%	428	11.78%	202	8.85%	118	3.70%	99	4.41%	59	3.78%
Georgia	27	0.82%	19	0.71%	20	0.77%	19	0.42%	29	0.58%	7	0.45%	7	0.19%	4	0.31%	1	0.03%
Hawaii	59	2.75%	31	2.01%	30	1.82%	41	1.68%	16	0.54%	18	1.13%	41	1.88%	26	2.20%	7	0.73%
Idaho	13	0.24%	7	0.37%	12	0.30%	11	0.17%	18	0.46%	4	0.08%	4	0.09%	9	0.39%	3	0.12%
Illinois	56	1.51%	37	1.54%	23	0.81%	69	1.78%	42	1.04%	47	2.02%	6	0.15%	26	2.03%	10	0.72%
Indiana	7	0.09%	1	0.02%	1	0.01%	12	0.27%	10	0.16%	6	0.13%	2	0.02%	2	0.18%	2	0.13%
Iowa	1	0.01%	1	0.04%	0	0.00%	1	0.01%	0	0.00%	1	0.01%	0	0.00%	0	0.00%	0	0.00%
Kansas	0	0.00%	0	0.00%	3	0.07%	3	0.08%	1	0.02%	2	0.04%	0	0.00%	0	0.00%	0	0.00%
Kentucky	4	0.06%	0	0.00%	2	0.02%	6	0.13%	1	0.01%	0	0.00%	2	0.09%	1	0.07%	1	0.26%
Louisiana	2	0.03%	1	0.01%	2	0.05%	2	0.02%	1	0.02%	0	0.00%	1	0.01%	0	0.00%	0	0.00%
Maine	2	0.06%	1	0.01%	0	0.00%	0	0.00%	0	0.00%	1	0.06%	0	0.00%	0	0.00%	1	0.06%
Maryland	43	1.51%	41	1.42%	39	1.47%	63	1.81%	44	1.66%	24	1.17%	53	1.96%	29	1.56%	33	2.70%
Massachusetts	17	0.47%	28	1.18%	33	1.39%	33	1.01%	17	0.49%	24	1.25%	9	0.30%	12	0.67%	18	1.36%
Michigan	62	1.06%	20	0.65%	5	0.14%	37	0.59%	39	0.88%	16	0.56%	23	0.57%	14	0.77%	6	0.33%
Minnesota	15	0.34%	5	0.26%	10	0.29%	20	0.43%	27	0.62%	28	0.92%	12	0.37%	10	0.33%	0	0.00%
Mississippi	0	0.00%	1	0.01%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%	0	0.00%	0	0.00%
Missouri	10	0.14%	1	0.01%	6	0.17%	18	0.28%	4	0.09%	5	0.16%	4	0.05%	3	0.04%	0	0.00%
Montana	1	0.01%	2	0.08%	1	0.02%	0	0.00%	2	0.04%	1	0.05%	2	0.05%	1	0.14%	2	0.12%
Nebraska	3	0.04%	1	0.02%	1	0.01%	3	0.12%	1	0.01%	1	0.01%	1	0.03%	1	0.04%	0	0.00%
Nevada	136	3.58%	117	3.49%	68	2.35%	136	3.26%	116	3.12%	79	3.28%	90	3.07%	46	2.40%	36	2.48%
New Hampshire	6	0.14%	3	0.11%	4	0.33%	2	0.02%	1	0.03%	2	0.11%	2	0.06%	3	0.13%	0	0.00%
New Jersey	29	0.90%	35	1.54%	45	1.88%	96	2.68%	57	1.98%	51	2.45%	5	0.22%	19	1.61%	2	0.13%
New Mexico	5	0.16%	10	0.33%	11	0.27%	8	0.11%	5	0.15%	4	0.14%	4	0.11%	7	0.53%	3	0.16%
New York	11	0.57%	8	0.36%	19	0.72%	12	0.58%	17	0.66%	13	0.61%	6	0.27%	12	0.86%	2	0.15%
North Carolina	1	0.04%	11	0.40%	7	0.14%	17	0.37%	4	0.06%	7	0.23%	6	0.18%	7	0.50%	1	0.02%
North Dakota	1	0.03%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Ohio	14	0.20%	2	0.06%	1	0.01%	9	0.13%	11	0.15%	6	0.14%	6	0.12%	3	0.07%	3	0.08%
Oklahoma	3	0.04%	3	0.09%	1	0.01%	4	0.06%	5	0.09%	1	0.01%	3	0.04%	0	0.00%	0	0.00%
Oregon	50	1.37%	13	0.45%	32	1.31%	30	0.66%	16	0.50%	15	0.42%	27	0.78%	13	0.45%	13	0.95%
Pennsylvania	32	0.72%	11	0.33%	10	0.22%	21	0.36%	11	0.26%	10	0.23%	10	0.35%	9	0.33%	15	0.69%
Rhode Island	8	0.20%	9	0.30%	9	0.42%	4	0.07%	2	0.10%	1	0.02%	0	0.00%	1	0.07%	0	0.00%
South Carolina	7	0.13%	1	0.06%	4	0.14%	10	0.20%	6	0.22%	7	0.15%	7	0.23%	0	0.00%	0	0.00%
South Dakota	0	0.00%	0	0.00%	0	0.00%	0	0.00%	1	0.01%	0	0.00%	0	0.00%	1	0.01%	0	0.00%
Tennessee	9	0.16%	1	0.03%	2	0.02%	7	0.20%	16	0.28%	3	0.10%	2	0.07%	4	0.10%	1	0.03%
Texas	25	0.65%	24	0.52%	11	0.25%	41	0.65%	24	0.36%	15	0.29%	8	0.15%	8	0.56%	6	0.42%
Utah	22	0.55%	12	0.32%	13	0.36%	27	0.65%	12	0.34%	9	0.28%	12	0.36%	5	0.20%	1	0.05%
Virginia	122	4.28%	73	3.13%	56	2.66%	43	1.24%	54	2.06%	73	3.71%	65	2.80%	85	4.81%	60	5.03%
Vermont	1	0.02%	0	0.00%	1	0.08%	0	0.00%	1	0.02%	2	0.12%	0	0.00%	0	0.00%	0	0.00%
Washington	87	2.53%	51	1.81%	52	1.76%	60	1.61%	71	2.22%	45	1.71%	47	1.47%	20	0.99%	8	0.62%
Wisconsin	18	0.31%	2	0.03%	4	0.06%	3	0.07%	6	0.22%	5	0.11%	2	0.05%	0	0.00%	4	0.20%
West Virginia	2	0.06%	0	0.00%	1	0.04%	1	0.01%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Wyoming	2	0.08%	1	0.08%	0	0.00%	1	0.01%	1	0.01%	0	0.00%	0	0.00%	0	0.00%	0	0.00%
Other	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%	0	0.00%

 Notes:
(1) Weighted averages refer to weighted averages
by principal balance.

(2) Excludes mortgage loans for which no credit
score was available.

(3) Percentage of aggregate pool balance represented
by mortgage loans in the specified state.